UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009

PIONEER NATURAL RESOURCES COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

(972) 444-9001
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2009, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Pioneer Natural Resources Company (the "Company"), the Company’s stockholders approved the following proposals relating to the Company’s 2006 Long-Term Incentive Plan (the “Plan”):

•	a proposal to amend the Plan to increase the number of shares of the Company's common stock reserved for issuance thereunder to 9,100,000 shares; and

•

to comply with the requirements of Section 162(m) of the Internal Revenue Code, a proposal to approve the eligible employees, business criteria and maximum annual per person compensation limits under the Plan, including an amendment to increase the maximum number of shares of the Company's common stock that may be granted to an individual in any 12-month period from 250,000 shares to 400,000 shares.

Descriptions of the Plan and the amendments are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2009, under the headings “Item Three - Approval of the Amendment to the 2006 Long-Term Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder” and “Item Four - Approval of Material Plan Terms for Purposes of Complying with the Requirements of Section 162(M) of the Internal Revenue Code, Including an Amendment to Increase the Maximum Number of Shares of Common Stock that may be Granted to an Individual in any 12-Month Period,” and are incorporated in this report by reference. The amendments to the Plan are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	Third Amendment to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan executed June 17, 2009, effective January 1, 2009.
10.2	Fourth Amendment to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan executed June 17, 2009, effective January 1, 2009.

PIONEER NATURAL RESOURCES COMPANY

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: June 18, 2009

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

10.1 (a)	Third Amendment to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan executed June 17, 2009, effective January 1, 2009.
10.2 (a)	Fourth Amendment to the Pioneer Natural Resources Company 2006 Long Term Incentive Plan executed June 17, 2009, effective January 1, 2009.

___________

(a) Filed herewith.